UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 19, 2020

ARC GROUP, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-54226	59-3649554
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1409 Kinsley Ave., Ste. 2 Orange Park, FL	32073
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (904) 741-5500

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Section 1 – Registrant’s Business and Operations

Item 1.01	Entry Into a Material Definitive Agreement.

Between April 15, 2020 and April 17, 2020, ARC Group, Inc. (the “Company”) and each of ARC WingHouse, LLC, Seediv, LLC, ARC Fat Patty’s, LLC, DWAG Tallahassee, LLC, DWAG Valdosta, LLC, which are subsidiaries of the Company (together with the Company, the “Borrowers”), executed loan documents for loans (the “Loans”) in the aggregate amount of $6,064,560 for which City National Bank of Florida (“City National Bank”) served as lender pursuant to the Paycheck Protection Program of the Coronavirus Aid, Relief, and Economic Security Act (the “CARES Act”) as administered by the U.S. Small Business Administration (the “SBA”). On April 19, 2020, the Company learned that the Loans had been funded and closed.

The Loans were evidenced by promissory notes issued by the Borrowers in favor of City National Bank (the “Notes”). The Notes have a term of two years and bear interest at a rate of one percent (1%) per year. Monthly principal and interest payments will commence on the six-month anniversary of the Loans. The Borrowers may prepay the Loans at any time without incurring any prepayment penalties. Under the terms of the Loans, up to the entire amount of principal and accrued interest may be forgiven to the extent the proceeds of the Loans are used for qualifying expenses as described in the CARES Act and applicable implementing guidance issued by the SBA. The Promissory Notes provides for customary events of default, including, among others, those relating to failure to make payment, bankruptcy, breaches of representations and material adverse effects.

The foregoing description of the Notes does not purport to be complete and is qualified in its entirety by reference to the Notes, copies of which are attached hereto as Exhibits 10.1,10.2, 10.3, 10.4, 10.5 and 10.6, respectively, and incorporated by reference herein.

Section 2 – Financial Information

Item 2.03	Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in Item 1.01 above is incorporated by reference herein.

Section 9 – Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

10.1	Note, dated April 16, 2020, by and between ARC Group, Inc. and City National Bank of Florida

10.2	Note, dated April 16, 2020, by and between ARC WingHouse, LLC and City National Bank of Florida

10.3	Note, dated April 16, 2020, by and between ARC Fat Patty’s, LLC and City National Bank of Florida

10.4	Note, dated April 17, 2020, by and between Seediv, LLC and City National Bank of Florida

10.5	Note, dated April 15, 2020, by and between DWAG Tallahassee, LLC and City National Bank of Florida

10.6	Note, dated April 15, 2020, by and between DWAG Valdosta, LLC and City National Bank of Florida

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARC GROUP, INC.

Dated: April 23, 2020	/s/ Alex Andre
Alex Andre
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1	Note, dated April 16, 2020, by and between ARC Group, Inc. and City National Bank of Florida

10.2	Note, dated April 16, 2020, by and between ARC WingHouse, LLC and City National Bank of Florida

10.3	Note, dated April 16, 2020, by and between ARC Fat Patty’s, LLC and City National Bank of Florida

10.4	Note, dated April 17, 2020, by and between Seediv, LLC and City National Bank of Florida

10.5	Note, dated April 15, 2020, by and between DWAG Tallahassee, LLC and City National Bank of Florida

10.6	Note, dated April 15, 2020, by and between DWAG Valdosta, LLC and City National Bank of Florida